Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations
Business Combinations
Mobile Interactive Group, Ltd. Acquisition
On November 14, 2011, we completed the acquisition of Mobile Interactive Group Limited (MIG), the UK's largest mobile marketing company, by acquiring all of the outstanding shares of MIG such that MIG became a wholly-owned subsidiary of Velti following the acquisition. In connection with the acquisition, we will pay minimum consideration of $35.2 million, including $25.2 million of cash paid at closing. We will pay $10.0 million in deferred consideration between March 2012 and April 2013. Depending on MIG's performance, we may pay up to an additional $27.0 million in 2013. The transaction was accounted for using the purchase method of accounting. Transaction costs amounted to $0.9 million and were expensed as incurred. After the acquisition, MIG became a wholly-owned subsidiary of Velti. Since the acquisition date through December 31, 2011, MIG has generated revenue of $4.1 million and a net loss of $2.3 million, including acquisition related charges.
We acquired MIG to, among other things, expand our footprint in the U.K., expand our product offering to include mobile commerce and mobile billing services in the 44 countries MIG services, and gain access to the more than 300 enterprise customers that use MIG's technology platform.
The preliminary allocation of the total consideration of $50.5 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$9,307
Accounts receivable and other current assets	40,076
Property and equipment	859
Trade and other liabilities	(48,389)
Net assets acquired	1,853
Intangible assets acquired — customer relationships	17,110
Intangible assets acquired — trademark & trade name	580
Intangible assets acquired — non-compete agreement	3,131
Intangible assets acquired — developed technology	11,140
Goodwill	24,956
Deferred tax liability	(8,310)
Value of assets, net of deferred tax liabilities	$50,460
Purchase price:
Cash	$25,170
Deferred consideration	10,000
Contingent payment	15,290
Total consideration	$50,460

Acquired Intangible Assets
Customer relationships relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 6.5 years.
Trademark and trade name represent the MIG brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We are amortizing the trademark and trade name on a straight line basis over its estimated useful life of 1.5 years.
Non-compete agreement represents the agreement with a certain member of MIG management that they will not compete directly or indirectly with Velti during the term of the agreement. We are amortizing the non-compete agreement on a straight line basis over its estimated useful life of 3 years.
Developed technology represents MIG's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated life of 4.4 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of MIG, including customer relationships, trademark and trade names, and developed technology, is estimated to be 4.9 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.K. and western Europe and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Deferred Consideration
Deferred consideration represents the fair value on the acquisition date of the known amounts to be paid to former Mobile Interactive Group stockholders in cash or ordinary shares. The fair value of deferred consideration has been estimated using a present value factor based on the cost of capital and the timing of the payments as noted above.
Contingent Payment
As noted above we have agreed to pay, on March 31, 2013, an amount contingent upon the financial performance of MIG between January 1, 2011 and December 31, 2012 in cash or shares at our discretion. The contingent payment is based upon MIG achieving certain EBITDA targets during the period, with no minimum and a maximum of $27.0 million. We recorded the acquisition-date estimated fair value of the contingent payment of $15.3 million as a component of the consideration paid in exchange for the equity interests of MIG. The acquisition-date fair value was measured based on the probability-adjusted present value of the consideration expected to be transferred. See disclosure of Level 3 fair value measurements in Note 7 for changes during the period.
Air2Web, Inc. Acquisition
On October 4, 2011, we completed the acquisition of Air2Web, Inc. (Air2Web),  a provider of mobile customer relationship management (mCRM) solutions in the United States and India for many of the world's most trusted consumer brands. In connection with the acquisition, we paid $18.9 million in cash for all the outstanding common stock of Air2Web. As part of closing, Air2Web paid off its outstanding long term debt, totaling approximately $1.2 million, with cash provided by Velti.
We acquired Air2Web to, among other things, expand our U.S. and India footprint and provide improved access to carriers and verticals such as the financial services industry. Transaction costs amounted to $1.1 million and were expensed as incurred. Since the acquisition date through December 31, 2011, Air2Web has generated revenue of $4.8 million and net loss of $0.2 million, including acquisition related charges.
The preliminary allocation of the total consideration of $18.9 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$600
Accounts receivable and other current assets	5,947
Property and equipment	1,221
Trade and other liabilities	(5,273)
Net assets acquired	2,495
Intangible assets acquired — customer relationships	1,920
Intangible assets acquired — trademark & trade name	110
Intangible assets acquired — developed technology	4,180
Goodwill	10,193
Value of assets, net of deferred tax liabilities	$18,898
Purchase price:
Cash	$18,898

Acquired Intangible Assets
Customer relationships represent customer relationships which relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 6 years.
Trademark and trade name represents the Air2Web brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We are amortizing the trademark and trade name on a straight line basis over its estimated useful life of 9 months as we transition to Velti branding.
Developed technology represents Air2Web's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated life of 5 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of Air2Web, including customer relationships, trademark and trade names, and developed technology, is estimated to be 5.1 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.S. and India geographies and increase the overall value of our Platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Mobclix, Inc. Acquisition
On September 30, 2010, we acquired Mobclix, Inc. (Mobclix) based in Palo Alto, CA. At closing we paid $1.1 million in cash and issued 150,220 ordinary shares, to former Mobclix stockholders and creditors, with a fair value of $1.5 million. The fair value per share of £6.12 ($9.68) was based on the closing price of our ordinary shares on AIM on the date of acquisition. We paid an additional $8.5 million in March 2011 and an additional $0.7 million in employee bonuses. The agreement also provided for an amount payable on March 1, 2012 contingent upon the financial performance of Mobclix between January 1 and December 31, 2011. The transaction was accounted for using the purchase method of accounting. Transaction costs amounted to $0.3 million and were expensed as incurred. After the acquisition, Mobclix became a wholly-owned subsidiary of Velti.
On May 1, 2011 we amended our agreement with Mobclix to change the terms of the contingent payment in order to facilitate our integration efforts. The terms of the amendment fix the contingent payment at $18.1 million, payable in cash or shares at our discretion. We estimated the fair value of the amended minimum deferred consideration utilizing a present value factor based on the cost of capital and the timing of the payments, which resulted in recording an additional $6.1 million of acquisition related charges. As this became a fixed liability it is no longer considered a Level 3 fair value measurement as of December 31, 2011. In addition, we agreed an additional contingent amount based solely upon EBITDA performance between January 1 and December 31, 2011. This contingent payment has been set at a minimum of zero and a maximum additional payment of $5.0 million. We utilized the actual results as of December 31, 2011 and determined that no payment related to the 2011 EBITDA performance was due.
Other Acquisitions
During 2010, the Company acquired a privately-held company for $1.0 million in aggregate purchase consideration. The Company accounted for this transaction using the purchase method. Of the $1.0 million, the Company allocated $0.3 million to acquired intangible assets with useful life of 5 years and $0.7 million to goodwill. The goodwill balances are not deductible for tax purposes. This transaction was not material.
Unaudited Supplemental Pro Forma Financial Information
Unaudited supplemental pro forma financial information, prepared as though the acquisitions had been completed at the beginning of the fiscal year in which they were completed and the beginning of the immediately preceding fiscal year, is as follows:

	Year Ended December 31,
	2011(1)	2010(1)	2009(2)
	(unaudited) (in thousands)
Revenue	$223,430	$158,598	$92,299
Net income (loss)	(24,644)	(32,484)	133
Net income (loss) attributable to Velti shareholders	(24,774)	(32,403)	324
Net income (loss) per share attributable to Velti:
Basic	$(0.44)	$(0.85)	$0.01
Diluted	$(0.44)	$(0.85)	$0.01

(1)	assumes the acquisition of Mobclix, Mobile Interactive Group and Air2Web on January 1, 2010.

(2)	assumes the acquisition of Mobclix on January 1, 2009.